Advances to joint ventures	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Advances to Joint Ventures Disclosure [Text Block]
13. Advances to joint ventures

	As of December 31,
(in thousands of U.S. dollars)	2017	2016
Current portion of advances to joint ventures	$—	$6,275
Long-term advances to joint ventures	3,263	943
Advances/shareholder loans to joint ventures	$3,263	$7,218

The Partnership had advances of $2.6 million and $3.9 million due from SRV Joint Gas Ltd. as of December 31, 2017 and 2016, respectively. The Partnership had advances of $0.7 million and $3.3 million due from SRV Joint Gas Two Ltd. as of December 31, 2017 and 2016, respectively.

The advances consist of shareholder loans where the principal amounts, including accrued interest, are repaid based on available cash after servicing of long-term bank debt. The shareholder loans are due not later than the 12th anniversary of delivery date of each FSRU. The Neptune and the GDF Suez Cape Ann were delivered on November 30, 2009 and June 1, 2010, respectively. The shareholder loans are subordinated to the joint ventures’ long-term bank debt. Under terms of the shareholder loan agreements, the repayments shall be prioritized over any dividend payment to the owners of the joint ventures. The shareholder loans bear interest at a fixed rate of 8.0% per year. The other joint venture partners have, on a combined basis, an equal amount of shareholder loans outstanding at the same terms to each of the joint ventures.

The shareholder loans financed part of the construction of the vessels and operating expenses until the delivery and commencement of the operations of the Neptune and the GDF Suez Cape Ann. In 2011, the joint ventures began repaying principal and a portion of the interest expense based on available cash after servicing of the external debt. The quarterly payments have included a payment of interest for the first month of the quarter and a repayment of principal. Interest was accrued for the last two months of the quarter for repayment at the end of the loans after the original principal was fully repaid. The joint ventures repaid the original principal of all shareholder loans during 2016 and all of the payments for the year ended December 31, 2017 represent payments of interest, including accrued interest to be repaid at the end of the loans. The shareholder loans are subordinated to long-term bank debt and the repayment plan is subject to quarterly discretionary revisions based on available cash after servicing of the long-term bank debt.

As of September 30, 2017, the joint ventures suspended payments on the shareholder loans pending the outcome of the boil-off claim. Accordingly, the outstanding balance on the shareholder loans was classified as long-term as of December 31, 2017. Refer to note 20 under “Joint ventures claims and accruals.”